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                  FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                                     SUPPLEMENT
                          TO PROSPECTUS DATED MAY 1, 1998


                             GROUP VEL SEPARATE ACCOUNT


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                          New York Replacement Regulations


The state of New York recently amended its regulations concerning the purchase of a new life insurance policy or annuity contract to replace an existing policy or contract (a "replacement"). If you purchase a Certificate in New York as a replacement, you may return the Certificate within 60 days after receiving it by mailing or delivering the Certificate to the Principal
Office or to an agent of the Company.   If you return the Certificate, it
will be void from the beginning. You will receive a refund equal to the surrender value of the Certificate plus all fees and charges.

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                                    Supplement dated October 30, 1998